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                                                                 EXHIBIT 10.12.2

                               OPTION AGREEMENT
                               ----------------

     THIS OPTION AGREEMENT is made and entered into as of the 23/rd/ day of December, 1998 by and between BORDEN CHEMICAL, INC., a Delaware corporation ("BCI") and BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED
PARTNERSHIP, a Delaware limited partnership ("BCP").


                                  WITNESSETH:
                                  ----------

     WHEREAS, BCP and Borden, Inc. entered into a Methanol Purchase Agreement dated November 30, 1987; and

     WHEREAS, effective January 1, 1996, Borden Inc. assigned to BCI and BCI assumed from Borden, Inc., all of Borden, Inc.'s right, title and interest in and to the Methanol Purchase Agreement; and

     WHEREAS, BCP wishes to extend to BCI, and BCI wishes to acquire from BCP, the right and option to extend the term of the Methanol Purchase Agreement for one (1) additional year beyond its current November 30, 2002 expiration date.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, BCP and BCI agree as follows:

     1. BCI shall have the right and option to extend the term of the Methanol Purchase Agreement for one (1) additional year, commencing November 30, 2002 and ending November 30, 2003. Such right and option may be exercised by BCI by giving written notice of exercise to BCP no less than six (6) months prior to the expiration of the initial term of the Methanol Purchase Agreement.

     2. All original terms and conditions of the Methanol Purchase Agreement shall remain and continue in force and effect during the extension period.

     IN WITNESS WHEREOF, the parties have caused this Option Agreement to be executed by their duly authorized officers as of the day and year first above written.

BORDEN CHEMICAL, INC.                 BORDEN CHEMICALS AND PLASTICS
                                      OPERATING LIMITED PARTNERSHIP
                                      BY:  BCP Management Inc., General Partner

By: /s/ Michael Ducey                 By: /s/ L. L. Dicker
   ------------------------           -------------------------------

Title: Exec, VP & COO                 Title: VP & General Counsel
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